Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated financial statements present the historical consolidated financial statements of Hilton Worldwide Holdings Inc. and its consolidated subsidiaries (“Hilton,” “we,” “us” or “our”) adjusted to reflect: (i) the January 3, 2017 separation of Hilton’s business into three independent, publicly traded companies (the “Spin-Off Transactions”); (ii) the intended refinancing of Hilton’s existing senior secured term loan facility due 2020 and the repricing of Hilton’s existing senior secured term loan facility due 2023 (together, the “Term Loan Repricing”); and (iii) the intended issuance of $900 million in aggregate principal amount of 4.625% Senior Notes due 2025 (the “2025 Notes”) and $600 million in aggregate principal amount of 4.875% Senior Notes due 2027 (the “2027 Notes” and, together with the 2025 Notes, the “Notes”) by Hilton Worldwide Finance LLC and Hilton Worldwide Finance Corp. (together, the “Issuers”) and the application of the net proceeds therefrom, together with available cash, to redeem all $1.5 billion in aggregate principal amount of the Issuers’ outstanding 5.625% Senior Notes due 2021 (the “2021 Notes”).

The unaudited pro forma condensed consolidated balance sheet as of December 31, 2016 has been prepared to reflect the Spin-Off Transactions, the Term Loan Repricing and the offering of the Notes and the application of net proceeds therefrom as if they had occurred on December 31, 2016. The unaudited pro forma condensed consolidated statements of operations for the years ended December 31, 2016, 2015 and 2014 have been prepared to reflect the Spin-Off Transactions as if they had occurred on January 1, 2014.

The unaudited pro forma adjustments are based on estimates, accounting judgments and currently available information and assumptions that Hilton management believes are reasonable. These adjustments are included only to the extent that: (i) they are directly attributable to the transactions described in Note 2: “Transactions;” (ii) the information used is factually supportable; and (iii) for the unaudited pro forma condensed consolidated statements of operations, are expected to have a continuing effect on us. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with Hilton’s historical audited consolidated financial statements and accompanying notes as filed with the Securities and Exchange Commission.

The unaudited pro forma condensed consolidated financial statements are provided for informational purposes only and are not necessarily indicative of what our financial position or results of operations would actually have been had the transactions described in Note 2: “Transactions” occurred on the dates indicated or what our future financial position or results of operations will be after giving effect to the completion of the transactions described in Note 2: “Transactions.” A number of factors may affect our results, see “Risk Factors” and “Forward-Looking Statements” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016. Additionally, the adjustments in the unaudited pro forma condensed consolidated statements of operations do not include general and administrative expenses that do not meet the requirements to be presented in discontinued operations as they are not specifically related to Park Hotels & Resorts Inc. (“Park”) or Hilton Grand Vacations Inc. (“HGV”). Accordingly, the pro forma general and administrative expenses are not necessarily indicative of future general and administrative expenses of Hilton. The unaudited pro forma condensed consolidated financial statements do not reflect any cost savings that we believe could have been achieved had the transactions described in Note 2: “Transactions” been completed on the dates indicated.

HILTON WORLDWIDE HOLDINGS INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF DECEMBER 31, 2016

(In millions)

			Pro Forma Adjustments(2)
	Hilton Historical	Park & HGV(1)	Financing Transactions		Other Adjustments		Pro Forma
ASSETS
Current Assets:
Cash and cash equivalents	$1,418	$(341)	$(65	) (a)	$—		$1,012
Restricted cash and cash equivalents	266	(160)	—		—		106
Accounts receivable, net of allowance for doubtful accounts	1,005	(250)	—		—		755
Inventories	541	(535)	—		—		6
Current portion of financing receivables, net	138	(136)	—		—		2
Prepaid expenses	137	(48)	—		—		89
Income taxes receivable	13	—	—		—		13
Other	39	(16)	—		—		23

Total current assets	3,557	(1,486)	(65)		—		2,006

Property, Intangibles and Other Assets:
Property and equipment, net	8,930	(8,589)	—		—		341
Financing receivables, net	963	(895)	—		—		68
Investments in affiliates	114	(81)	—		—		33
Goodwill	5,822	(604)	—		(91	) (b)	5,127
Brands	4,848	—	—		—		4,848
Management and franchise contracts, net	1,019	(56)	—		—		963
Other intangible assets, net	507	(60)	—		—		447
Deferred income tax assets	117	(4)	—		—		113
Other	334	(27)	—		—		307

Total property, intangibles and other assets	22,654	(10,316)	—		(91)		12,247

TOTAL ASSETS	$26,211	$(11,802)	$(65)		$(91)		$14,253

LIABILITIES AND EQUITY
Current Liabilities:
Accounts payable, accrued expenses and other	$2,453	$(640)	$—		$—		$1,813
Current maturities of long-term debt	98	(65)	—		—		33
Current maturities of timeshare debt	73	(73)	—		—		—
Income taxes payable	60	(4)	—		—		56

Total current liabilities	2,684	(782)	—		—		1,902
Long-term debt	10,020	(3,437)	(23	) (a)			6,560
Timeshare debt	621	(621)	—		—		—
Deferred revenues	64	(22)	—		—		42
Deferred income tax liabilities	4,575	(2,779)	—		—		1,796
Liability for guest loyalty program	889	—	—		—		889
Other	1,509	(18)	—		—		1,491

Total liabilities	20,362	(7,659)	(23)		—		12,680

Equity:
Preferred stock	—	—	—		—		—
Common stock	10	—	—		—		10
Additional paid-in capital	10,213	—	—		—		10,213
Accumulated deficit	(3,323)	(4,258)	(42	) (a)	(91	) (b)	(7,714)
Accumulated other comprehensive loss	(1,001)	66	—		—		(935)

Total Hilton stockholders’ equity	5,899	(4,192)	(42)		(91)		1,574
Noncontrolling interests	(50)	49	—		—		(1)

Total equity	5,849	(4,143)	(42)		(91)		1,573

TOTAL LIABILITIES AND EQUITY	$26,211	$(11,802)	$(65)		$(91)		$14,253

(1)	Represents the elimination of historical assets and liabilities of Park and HGV.
(2)	For details of the adjustments referenced, see Note 3: “Pro Forma Adjustments.”

See notes to unaudited pro forma condensed consolidated financial statements.

HILTON WORLDWIDE HOLDINGS INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2016

(In millions, except per share data)

	Hilton Historical	Park & HGV(1)	Pro Forma Adjustments(2)		Pro Forma
Revenues
Owned and leased hotels	$4,126	$(2,674)	$—		$1,452
Management and franchise fees and other	1,701	(81)	139	(c)	1,838
			79	(d)
Timeshare	1,390	(1,390)	—		—

	7,217	(4,145)	218		3,290
Other revenues from managed and franchised properties	4,446	(136)	1,138	(c)	5,448

Total revenues	11,663	(4,281)	1,356		8,738

Expenses
Owned and leased hotels	3,100	(1,805)	—		1,295
Timeshare	948	(948)	—		—
Depreciation and amortization	686	(322)	—		364
Impairment loss	15	—	—		15
General, administrative and other	616	(162)	—		454

	5,365	(3,237)	—		2,128
Other expenses from managed and franchised properties	4,446	(136)	1,138	(c)	5,448

Total expenses	9,811	(3,373)	1,138		7,576
Gain on sales of assets, net	9	(1)	—		8

Operating income	1,861	(909)	218		1,170
Interest income	12	(2)	—		10
Interest expense	(587)	193	—		(394)
Equity in earnings from unconsolidated affiliates	8	(3)	—		5
Loss on foreign currency transactions	(13)	(3)	—		(16)
Other loss, net	(26)	25	—		(1)

Income before income taxes	1,255	(699)	218		774
Income tax expense	(891)	327	(83	) (e)	(647)

Net income	364	(372)	135		127
Net income attributable to noncontrolling interests	(16)	6	—		(10)

Net income attributable to Hilton stockholders	$348	$(366)	$135		$117

Weighted average shares outstanding(3):
Basic	329			(f)	329

Diluted	330			(f)	330

Earnings per share:
Basic	$1.06			(f)	$0.36

Diluted	$1.05			(f)	$0.36

(1)	Represents the elimination of the historical results of operations of Park and HGV.
(2)	For details of the adjustments referenced, see Note 3: “Pro Forma Adjustments.”
(3)	Weighted average shares outstanding used in the computation of basic and diluted earnings per share were adjusted to reflect the 1-for-3 reverse stock split that occurred January 3, 2017.

See notes to unaudited pro forma condensed consolidated financial statements.

HILTON WORLDWIDE HOLDINGS INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2015

(In millions, except per share data)

	Hilton Historical	Park & HGV(1)	Pro Forma Adjustments(2)		Pro Forma
Revenues
Owned and leased hotels	$4,233	$(2,637)	$—		$1,596
Management and franchise fees and other	1,601	(75)	139	(c)	1,739
			74	(d)
Timeshare	1,308	(1,308)	—		—

	7,142	(4,020)	213		3,335
Other revenues from managed and franchised properties	4,130	(119)	1,146	(c)	5,157

Total revenues	11,272	(4,139)	1,359		8,492

Expenses
Owned and leased hotels	3,168	(1,754)	—		1,414
Timeshare	897	(897)	—		—
Depreciation and amortization	692	(307)	—		385
Impairment loss	9	—	—		9
General, administrative and other	611	(34)	—		577

	5,377	(2,992)	—		2,385
Other expenses from managed and franchised properties	4,130	(119)	1,146	(c)	5,157

Total expenses	9,507	(3,111)	1,146		7,542
Gain on sales of assets, net	306	(143)	—		163
Operating income	2,071	(1,171)	213		1,113
Interest income	19	(1)	—		18
Interest expense	(575)	198	—		(377)
Equity in earnings from unconsolidated affiliates	23	(22)	—		1
Loss on foreign currency transactions	(41)	—	—		(41)
Other gain (loss), net	(1)	33	—		32

Income before income taxes	1,496	(963)	213		746
Income tax benefit (expense)	(80)	431	(81	) (e)	270

Net income	1,416	(532)	132		1,016
Net income attributable to noncontrolling interests	(12)	7	—		(5)

Net income attributable to Hilton stockholders	$1,404	$(525)	$132		$1,011

Weighted average shares outstanding(3):
Basic	329			(f)	329

Diluted	330			(f)	330

Earnings per share:
Basic	$4.27			(f)	$3.07

Diluted	$4.26			(f)	$3.07

(1)	Represents the elimination of the historical results of operations of Park and HGV.
(2)	For details of the adjustments referenced, see Note 3: “Pro Forma Adjustments.”
(3)	Weighted average shares outstanding used in the computation of basic and diluted earnings per share were adjusted to reflect the 1-for-3 reverse stock split that occurred January 3, 2017.

See notes to unaudited pro forma condensed consolidated financial statements.

HILTON WORLDWIDE HOLDINGS INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2014

(In millions, except per share data)

	Hilton Historical	Park & HGV(1)	Pro Forma Adjustments(2)		Pro Forma
Revenues
Owned and leased hotels	$4,239	$(2,463)	$—		$1,776
Management and franchise fees and other	1,401	(56)	130	(c)	1,541
			66	(d)
Timeshare	1,171	(1,171)	—		—

	6,811	(3,690)	196		3,317
Other revenues from managed and franchised properties	3,691	(124)	1,024	(c)	4,591

Total revenues	10,502	(3,814)	1,220		7,908

Expenses
Owned and leased hotels	3,252	(1,666)	—		1,586
Timeshare	767	(767)	—		—
Depreciation and amortization	628	(265)	—		363
General, administrative and other	491	(22)	—		469

	5,138	(2,720)	—		2,418
Other expenses from managed and franchised properties	3,691	(124)	1,024	(c)	4,591

Total expenses	8,829	(2,844)	1,024		7,009

Operating income	1,673	(970)	196		899
Interest income	10	(1)	—		9
Interest expense	(618)	202	—		(416)
Equity in earnings from unconsolidated affiliates	19	(16)	—		3
Gain on foreign currency transactions	26	—	—		26
Other gain, net	37	(29)	—		8

Income before income taxes	1,147	(814)	196		529
Income tax expense	(465)	311	(74	) (e)	(228)

Net income	682	(503)	122		301
Net income attributable to noncontrolling interests	(9)	4	—		(5)

Net income attributable to Hilton stockholders	$673	$(499)	$122		$296

Weighted average shares outstanding(3):
Basic	328			(f)	328

Diluted	329			(f)	329

Earnings per share:
Basic	$2.05			(f)	$0.90

Diluted	$2.05			(f)	$0.90

(1)	Represents the elimination of the historical results of operations of Park and HGV.
(2)	For details of the adjustments referenced, see Note 3: “Pro Forma Adjustments.”
(3)	Weighted average shares outstanding used in the computation of basic and diluted earnings per share were adjusted to reflect the 1-for-3 reverse stock split that occurred January 3, 2017.

See notes to unaudited pro forma condensed consolidated financial statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Note 1: Overview

On January 3, 2017, Hilton completed the Spin-Off Transactions, which was accomplished by the distribution of the outstanding shares of common stock of Park and HGV to Hilton’s stockholders of record as of the close of business on December 15, 2016 (the “Distribution”). Park holds a portfolio of owned and leased hotels and resorts previously owned and operated by Hilton, and HGV owns and operates Hilton’s historical timeshare business. Beginning in the first quarter of 2017, the historical financial results of Park and HGV for periods prior to the Distribution will be reflected in Hilton’s condensed consolidated financial statements as discontinued operations.

The unaudited pro forma condensed consolidated financial statements present the historical consolidated financial statements of Hilton adjusted to reflect the Spin-Off Transactions and Financing Transactions, which are described in more detail in Note 2: “Transactions” below.

The unaudited pro forma adjustments are based on estimates, accounting judgments and currently available information and assumptions that Hilton management believes are reasonable. These adjustments are included only to the extent that: (i) they are directly attributable to the transactions described in Note 2: “Transactions;” (ii) the information used is factually supportable; and (iii) for the unaudited pro forma condensed consolidated statements of operations, are expected to have a continuing effect on us.

Note 2: Transactions

Spin-Off Transactions

Upon completion of the Spin-Off Transactions, we manage substantially all of the hotels of Park pursuant to management agreements and operate the remaining hotels pursuant to franchise agreements. Additionally, we entered into a license agreement with HGV, pursuant to which HGV has the exclusive right to use certain of our branded trademarks and related intellectual property. We also entered into various agreements with Park and HGV that govern the relationship among the three companies, including with respect to certain services that Hilton provides to both companies.

Financing Transactions

Subsidiaries of Hilton intend to issue $900 million in aggregate principal amount of 2025 Notes and $600 million in aggregate principal amount of 2027 Notes. The net proceeds of the offering of the Notes, as well as available cash, will be used to redeem all of our 2021 Notes and pay the related fees, expenses and premiums.

Prior to the closing of the offering of the Notes, Hilton intends to refinance the existing senior secured term loan facility due 2020 and reprice the existing senior secured term loan facility due 2023 (together with the offering of the Notes, the “Financing Transactions”).

Note 3: Pro Forma Adjustments

(a)

Reflects the adjustment to our cash, historical debt and related balances to give net effect to the Spin-Off Transactions and the Financing Transactions and related fees. Pro forma cash reflects estimated transaction costs of $23 million for the Financing Transactions and a premium of $42 million for the redemption of the 2021 Notes. Interest expense was not adjusted to reflect the Financing Transactions as the effect on the pro forma condensed consolidated statements of operations is not significant.

The following table details the adjustments to our long-term debt:

	Hilton Historical	Park & HGV(1)	Financing Transactions	Pro Forma
	(in millions)
Senior secured credit facility:
Existing term loan facilities	$3,959	$—	$(3,959)	$—
Repriced and extended term loan facilities	—	—	3,959	3,959

Total	3,959	—	—	3,959
Existing senior notes due 2021	1,500	—	(1,500)	—
Existing senior notes due 2024	1,000	—	—	1,000
Existing senior notes due 2024	300	(300)	—	—
Senior secured term loan facility due 2021	200	(200)	—	—
Senior unsecured term loan facility due 2021	750	(750)		—
Commercial mortgage-backed securities loans	2,000	(2,000)	—	—
Senior notes due 2025 and 2027	—	—	1,500	1,500
Capital lease obligations, mortgage loans and other debt	524	(277)	—	247

	10,233	(3,527)	—	6,706
Less: unamortized deferred financing costs and discounts(2)	(115)	25	(23)	(113)
Less: current maturities of long-term debt	(98)	65	—	(33)

	$10,020	$(3,437)	$(23)	$6,560

(1)	Represents the elimination of the historical debt of Park and HGV.
(2)	The pro forma balance includes $91 million of unamortized deferred financing costs and $22 million of unamortized debt discounts.

(b)	Represents the incremental goodwill related to Park based upon its relative fair value allocable in conjunction with the Spin-Off Transactions.

(c)

Reflects the change in management and franchise fee revenue and other revenues and expenses from managed and franchised properties related to the management and franchise agreements with Park effective upon completion of the Spin-Off Transactions. Pursuant to the agreements, Park will pay agreed upon fees for various services that we will provide to support the operations of their hotels, as well as royalty fees for the licensing of our hotel brands. These fees are on different terms from those included within the intercompany management agreements in effect before the Spin-Off Transactions, which were eliminated in consolidation in our historical consolidated financial statements. The terms of the management agreements generally include a base management fee, calculated as three percent of gross hotel revenues or receipts, and an incentive management fee, calculated as six percent of a specified measure of hotel earnings that will be calculated in accordance with the applicable management agreement. These fees are included in management and franchise fees and other. Additionally, payroll and related costs, certain other operating costs, marketing expenses and other expenses associated with our brands and shared services will be directly reimbursed to us by Park pursuant to the terms of the management and franchise agreements. This revenue is presented as other revenues from managed and franchised properties, with the corresponding expenses presented as other expenses from managed and franchised properties.

(d)	Reflects the change in franchise fee revenue related to the license agreement with HGV effective upon completion of the Spin-Off Transactions. Pursuant to the license agreement, HGV will pay agreed upon fees for the right to use certain Hilton-branded trademarks, trade names and related intellectual property in its business. These fees include royalties, calculated as five percent of gross revenues, as well as additional other fees. These fees are on different terms from those included in the agreement with HGV in effect before the Spin-Off Transactions, which were eliminated in consolidation in our historical consolidated financial statements.

(e)	Represents the income tax expense effect of pro forma adjustments by applying an estimated statutory tax rate of 38 percent.

(f)	The calculation of pro forma diluted weighted average shares outstanding reflects the effect of the Spin-Off Transactions.

Note 4: Guarantor and Non-Guarantor Financial Information

On a pro forma basis, giving effect to the Spin-Off Transactions, revenues were as follows:

	Pro Forma Year Ended December 31, 2016
	Guarantor	Non- Guarantor	Total
	(in millions)
Revenues
Owned and leased hotels	$—	$1,452	$1,452
Management and franchise fees and other	1,463	375	1,838

	1,463	1,827	3,290
Other revenues from managed and franchised properties	4,937	511	5,448

Total revenues	$6,400	$2,338	$8,738

Note 5: Business Segments

Our pro forma business segments are defined on the same basis as those defined in the financial statements incorporated by reference herein.

On a pro forma basis, giving effect to the Spin-Off Transactions for all periods presented below, the following table provides a reconciliation of our segment Adjusted EBITDA, as defined in the financial statements incorporated by reference herein, to consolidated net income:

	Pro Forma Year Ended December 31,
	2016	2015	2014
	(in millions)
Management and franchise(1)	$1,798	$1,709	$1,497
Ownership(1)(2)	183	197	208

Segment Adjusted EBITDA	1,981	1,906	1,705
Corporate and other(1)	(218)	(218)	(254)
Interest expense	(394)	(377)	(416)
Income tax benefit (expense)	(647)	270	(228)
Depreciation and amortization	(364)	(385)	(363)
Interest expense, income tax and depreciation and amortization included in equity in earnings from unconsolidated affiliates	(6)	(7)	(5)
Gain on sales of assets, net	8	163	—
Gain (loss) on foreign currency transactions	(16)	(41)	26
FF&E replacement reserve	(55)	(46)	(45)
Share-based compensation expense	(83)	(149)	(69)
Impairment loss	(15)	(9)	—
Other gain (loss), net	(1)	32	8
Other adjustment items	(63)	(123)	(58)

Net income	$127	$1,016	$301

(1)	Our measures of Adjusted EBITDA included intercompany charges that were eliminated in our consolidated financial statements.
(2)	Includes unconsolidated affiliate Adjusted EBITDA.